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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-2960                72-1123385
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

           3850 North Causeway, Suite 1770
                 Metairie, Louisiana                             70002
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 8.01         OTHER EVENTS.

         Based on information that had come to its attention, on April 12, 2006, the Audit Committee of Newpark Resources, Inc. commissioned an internal investigation regarding potential irregularities involving the processing and payment of invoices by Soloco Texas, LP, one of the Company's smaller subsidiaries, and other possible violations. It has not yet been determined whether all or any portion of these payments is recoverable.

         Effective immediately, and pending completion of the investigation, the CEO of the Company has placed on administrative leave the chairman and CEO of Newpark Environmental Water Solutions, LLC, one of the Company's operating divisions, as well as the Company's chief financial officer, and an officer of Soloco Texas, LP. No determination of the culpability, if any, of these individuals or any other employees of the Company has or will be made until the internal investigation is complete. Mr. Paul Howes, who was elected as the Company's chief executive officer on March 22, 2006, is managing the Company and overseeing its day-to-day operations.

         The Company's Audit Committee has engaged the Jones Walker law firm of New Orleans, as special investigation counsel. The press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

99.1     Press release issued by Newpark Resources, Inc. on April 17, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWPARK RESOURCES, INC.


Dated: April 17, 2006                 By: /s/ Paul L. Howes
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                                          Paul L. Howes, Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press release issued by Newpark Resources, Inc. on April 17, 2006.